UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2007
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Harris Corporation, a Delaware corporation (“Harris”), entered into a Commercial Paper Dealer Agreement with Citigroup Global Markets Inc. on June 12, 2007, with Banc of America Securities LLC on June 13, 2007 and with SunTrust Capital Markets, Inc. on June 14, 2007 (collectively, the “Dealers”) relating to Harris’ commercial paper program (collectively, the “Dealer Agreements”). Pursuant to this program, Harris may issue unsecured short-term promissory notes (“Notes”) up to a maximum aggregate amount outstanding at any time of up to $500,000,000. The program is backstopped by the Revolving Credit Agreement that was entered into by Harris on March 31, 2005.
The Dealer Agreements set forth the terms and conditions under which the Dealers will either purchase from Harris or arrange for the sale by Harris of Notes in transactions exempt from registration under federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. Under the Dealer Agreements, the maturities of the Notes may vary, but may not exceed 270 days, and the Notes must be in a minimum denomination of $100,000. The Notes may be issued and sold, at the option of Harris, either at a discount to face value or at face value and bear interest. The Commercial Paper Issuing and Paying Agent Agreement (“Agency Agreement”), dated March 30, 2005, previously entered into by Harris and Citibank, N.A., provides that Citibank, N.A. shall act as Harris’ agent in connection with the issuance and payment of the Notes. A brief description of the Agency Agreement is set forth under Item 1.01 of Harris’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2005 (“Prior Form 8-K”) under the heading, “Commercial Paper Issuing and Paying Agent Agreement.” Such description is incorporated herein by reference and is only a summary, does not purport to be complete, and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Agency Agreement, which is filed as Exhibit 99.2 to the Prior Form 8-K and is also incorporated herein by reference.
The Dealers, and their affiliates, have performed or may perform in the future various commercial banking, investment banking and other financial advisory services for Harris and its affiliates for which they have received or may receive customary fees and expenses.
The foregoing description of the Dealer Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Dealer Agreements, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto and are incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On June 15, 2007, Harris completed the acquisition from Netco Government Services, LLC, a Minnesota limited liability company (the “Seller”), of all the issued and outstanding stock of Multimax Incorporated, a Maryland corporation (“Multimax”). The acquisition was consummated pursuant to the terms of the Stock Purchase Agreement, dated as of May 31, 2007 (the “Agreement”), between Harris and the Seller.
The purchase price for Multimax was $400,000,000, subject to possible upward or downward adjustment as set forth in the Agreement. Multimax is a provider of information technology and communications services and solutions supporting the Department of Defense, federal civilian agencies, and state and local governments. Prior to the acquisition, Multimax was owned by the Seller and the Seller is indirectly owned by Cerberus Partners, L.P. and certain other funds and/or accounts affiliated with Cerberus Capital Management. Cerberus Partners, L.P. has guaranteed the performance and payment of the Seller’s covenants and obligations under the Agreement. There is no material relationship, other than in respect of the acquisition, between the Seller and Harris or any of Harris’ affiliates, or any director or officer of Harris, or any associate of any such director or officer.
The foregoing description of the acquisition, the Agreement and the transaction contemplated thereby is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Agreement, which was filed as Exhibit 2.1 to Harris’ Current Report on Form 8-K filed with the SEC on June 1, 2007, and is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Pursuant to the Agency Agreement and the Dealer Agreements with Citigroup Global Markets Inc. and Banc of America Securities LLC, on June 14, 2007, Harris issued an aggregate principal amount of $350,000,000 of Notes under its commercial paper program (“CP Notes). As of June 14, 2007, $300,000,000 of the CP Notes had a seven day maturity and $50,000,000 of the CP Notes had a one day maturity. The CP Notes were issued and sold pursuant to an exemption from registration under federal and state securities laws. The proceeds from the issuance of the CP Notes were used by Harris to fund a portion of the purchase price for the acquisition of Multimax. The CP Notes are not redeemable prior to maturity and are not subject to voluntary prepayment. The outstanding CP Notes constitute a direct financial obligation of Harris. As of June 15, 2007, the CP Notes had a weighted average interest rate of approximately 5.40%. Subject to Harris’ capital needs, market conditions and alternative capital market opportunities, Harris expects to maintain indebtedness under the commercial paper program by continually repaying and reissuing Notes until such time as the outstanding Notes are replaced with longer term debt. However, Harris’ commercial paper balance may increase or decrease in the short term due to working capital needs and cash balances.

Item 7.01 Regulation FD Disclosure.
On June 15, 2007, Harris issued a press release announcing the completion of the acquisition of Multimax. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b)     Pro Forma Financial Information.
The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)     Exhibits.
The following exhibits are filed herewith:

2.1	Stock Purchase Agreement, dated as of May 31, 2007, between Harris Corporation and Netco Government Services, LLC, incorporated by reference to Exhibit 2.1 to Harris’ Current Report on Form 8-K filed with the SEC on June 1, 2007.

10.1	Commercial Paper Dealer Agreement dated June 12, 2007, between Citigroup Global Markets Inc. and Harris Corporation.

10.2	Commercial Paper Dealer Agreement dated June 13, 2007, between Banc of America Securities LLC and Harris Corporation.

10.3	Commercial Paper Dealer Agreement dated June 14, 2007, between SunTrust Capital Markets, Inc. and Harris Corporation.

10.4	Commercial Paper Issuing and Paying Agent Agreement, dated as of March 30, 2005, between Citibank, N.A. and Harris Corporation, incorporated by reference to Exhibit 99.2 to Harris’ Current Report on Form 8-K filed with the SEC on April 5, 2005.

The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Corporation on June 15, 2007 (furnished pursuant to Item 7.01 and not filed).

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
June 18, 2007	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

2.1	Stock Purchase Agreement, dated as of May 31, 2007, between Harris Corporation and Netco Government Services, LLC, incorporated by reference to Exhibit 2.1 to Harris’ Current Report on Form 8-K filed with the SEC on June 1, 2007.

10.1	Commercial Paper Dealer Agreement dated June 12, 2007, between Citigroup Global Markets Inc. and Harris Corporation.

10.2	Commercial Paper Dealer Agreement dated June 13, 2007, between Banc of America Securities LLC and Harris Corporation.

10.3	Commercial Paper Dealer Agreement dated June 14, 2007, between SunTrust Capital Markets, Inc. and Harris Corporation.

10.4	Commercial Paper Issuing and Paying Agent Agreement, dated as of March 30, 2005, between Citibank, N.A. and Harris Corporation, incorporated by reference to Exhibit 99.2 to Harris’ Current Report on Form 8-K filed with the SEC on April 5, 2005.

99.1	Press Release, issued by Harris Corporation on June 15, 2007 (furnished pursuant to Item 7.01 and not filed).